TRANSAMERICA SERIES TRUST

Transamerica Aegon Government Money Market VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about November 1, 2018, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) with respect to Transamerica Aegon Government Money Market VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment Management”) with respect to the portfolio. An information statement will be made available to investors which will provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser: (i) the portfolio will be renamed; (ii) the portfolio’s principal investment strategies will be revised; and (iii) the portfolio will have lower management fee and sub-advisory fee schedules. These changes are described below.

TAM will continue to serve as the portfolio’s investment manager.

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Effective on or about November 1, 2018, Transamerica Aegon Government Money Market VP will be renamed Transamerica BlackRock Government Money Market VP, and the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the portfolio:

PRINCIPAL INVESTMENT STRATEGIES:

The “Principal Investment Strategies” section included in the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:

•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;

•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and

•	cash.

The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio’s total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations.

The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.

In managing the portfolio’s assets, the sub-adviser uses a combination of “top down” analysis of macroeconomic and interest rate environments and “bottom up” research of sectors and issuers. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.

The portfolio invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements applicable to Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The portfolio will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the sub-adviser or the portfolio’s Board of Trustees

The portfolio may invest in other government money market funds to the extent permitted by law.

If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

SUB-ADVISER:

The portfolio’s sub-adviser will be as follows:

BlackRock Investment Management, LLC (“BlackRock Investment Management”), a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of June 30, 2018, BlackRock, Inc. had approximately $6.3 trillion in total assets under management. BlackRock Investment Management’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

PORTFOLIO MANAGERS:

The portfolio’s portfolio managers will be as follows:

Name	Sub-Adviser	Positions Over Past Five Years
Eion D’Anjou	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager and Director with BlackRock Investment Management, LLC since 2017; member of BlackRock’s Cash Management Group.

Mariya Dmitriev, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager and Associate with BlackRock Investment Management, LLC since 2010; member of BlackRock’s Cash Management Group.

Christopher Linsky	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager and Vice President with BlackRock Investment Management, LLC since 2000; member of BlackRock’s Cash Management Group.

Joseph Markowski	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager and Director with BlackRock Investment Management, LLC since 1993; member of Blackrock’s Cash Management Group.

MANAGEMENT FEES:

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22%
In excess of $3 billion	0.21%

SUB-ADVISORY FEES:

BlackRock Investment Management will receive monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the portfolio’s average daily net assets:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica BlackRock Government Money Market VP	BlackRock Investment Management, LLC	0.024%

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Investors Should Retain this Supplement for Future Reference

September 18, 2018